UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2008

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

(734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 8.01 Other Events

As previously reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 filed with the United States Securities and Exchange Commission (the “Commission”) on May 9, 2008 (the “Form 10-Q”), we have revised our reporting segments. Specifically, as the respective businesses included in each of the Household Targeted and International & Services segments were not of continuing significance to report alone as a segment because neither met the quantitative thresholds established in Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”), we discontinued the Household Targeted and International & Services segments and such businesses are now included in the new International, Digital Media & Services segment, effective January 1, 2008. This segment includes all our lines of business not included in a reportable segment, all of which businesses, both individually and collectively, fall below the quantitative thresholds established in SFAS 131. These business lines include NCH, international, direct mail, VRMS, security services, interactive and in-store. In addition, on January 1, 2008, ADVO Canada, previously reported as part of the Shared Mail (ADVO) segment, was merged into Valassis Canada and is now part of the International, Digital Media & Services segment.

As required by SFAS 131, our consolidated financial statements issued subsequent to this segment reporting change are required to reflect modifications to our reportable segment information resulting from the revision, including reclassifications of all comparative prior period segment information. Accordingly, the Form 10-Q already reflects the change in segment reporting. Also in accordance with SFAS 131, to help facilitate year-to-year comparisons, we are reclassifying the segment footnote to our consolidated financial statements as of December 31, 2006 and 2007 and for each of the years in the three-year period ended December 31, 2007 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the Commission on February 29, 2008 (the “Form 10-K”). The updated consolidated financial statements are attached hereto as Exhibit 99.1.

This Current Report on Form 8-K has no effect on our consolidated financial position, results of operations or cash flows previously reported in the Form 10-K. The consolidated financial statements attached hereto as Exhibit 99.1 reclassify only the applicable segment information in the footnotes thereto, and there have been no other changes to our consolidated financial information reflected in the attached consolidated financial statements from the consolidated financial statements previously included in the Form 10-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

23.1	Consent of Deloitte & Touche, LLP, Independent Registered Public Accounting Firm.

99.1	Part II, Item 8 and Schedule II of Valassis Communications, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2007, including audited consolidated balance sheets as of December 31, 2006 and 2007 and related consolidated statements of income, changes in equity and cash flows for each of the years in the three-year period ended December 31, 2007, revised to reflect the change to our reportable segments described herein. Also included are the reports of our independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

Date: May 23, 2008	By:	/s/ Robert L. Recchia
	Name:	Robert L. Recchia
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Deloitte & Touche, LLP, Independent Registered Public Accounting Firm

99.1	Part II, Item 8 and Schedule II of Valassis Communications, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2007, including audited consolidated balance sheets as of December 31, 2007 and 2006, and related consolidated statements of income, changes in equity and cash flows for each of the years in the three-year period ended December 31, 2007, revised to reflect the changes as described herein. Also included are the reports of our independent registered public accounting firm.